1 Carlyle Secured Lending, Inc. Quarterly Earnings Presentation September 30, 2023

Disclaimer and Forward-Looking Statement This presentation (the “Presentation”) has been prepared by Carlyle Secured Lending, Inc. (together with its consolidated subsidiaries, “we,” “us,” “our,” “CSL” or the “Company”) (NASDAQ: CGBD) and may only be used for informational purposes only. This Presentation should be viewed in conjunction with the earnings conference call of the Company held on November 8, 2023 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The information contained herein may not be used, reproduced, referenced, quoted, linked by website, or distributed to others, in whole or in part, except as agreed in writing by the Company. This Presentation does not constitute a prospectus and should under no circumstances be understood as an offer to sell or the solicitation of an offer to buy our common stock or any other securities nor will there be any sale of the common stock or any other securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. This Presentation provides limited information regarding the Company and is not intended to be taken by, and should not be taken by, any individual recipient as investment advice, a recommendation to buy, hold or sell, or an offer to sell or a solicitation of offers to purchase, our common stock or any other securities that may be issued by the Company, or as legal, accounting or tax advice. An investment in securities of the type described herein presents certain risks. This Presentation may contain forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by the use of forward- looking terminology such as “anticipates,” “believes,” “expects,” “intends,” “will,” “should,” “may,” “plans,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions to identify forward-looking statements, although not all forward-looking statements include these words. You should read statements that contain these words carefully because they discuss our plans, strategies, prospects and expectations concerning our business, operating results, financial condition and other similar matters. We believe that it is important to communicate our future expectations to our investors. There may be events in the future, however, that we are not able to predict accurately or control. You should not place undue reliance on these forward-looking statements, which speak only as of the date on which we make them. Factors or events that could cause our actual results to differ, possibly materially from our expectations, include, but are not limited to, the risks, uncertainties and other factors we identify in the sections entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in filings we make with the Securities and Exchange Commission (the “SEC”), and it is not possible for us to predict or identify all of them. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Information throughout the Presentation provided by sources other than the Company (including information relating to portfolio companies) has not been independently verified and, accordingly, the Company makes no representation or warranty in respect of this information. The following slides contain summaries of certain financial and statistical information about the Company. The information contained in this Presentation is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Presentation. CSL is managed by Carlyle Global Credit Investment Management L.L.C. (the “Investment Adviser”), an SEC-registered investment adviser and a wholly owned subsidiary of The Carlyle Group Inc. (together with its affiliates, “Carlyle”). This Presentation contains information about the Company and certain of its affiliates and includes the Company’s historical performance. You should not view information related to the past performance of the Company as indicative of the Company’s future results, the achievement of which is dependent on many factors, many of which are beyond the control of the Company and the Investment Adviser and cannot be assured. There can be no assurances that future dividends will match or exceed historical rates or will be paid at all. Further, an investment in the Company is discrete from, and does not represent an interest in, any other Carlyle entity. Nothing contained herein shall be relied upon as a promise or representation whether as to the past or future performance of the Company or any other Carlyle entity. 2

• Net investment income per share was $0.52 per common share, consistent with our 2Q23 core earnings due to overall stability in portfolio performance and interest rates • NAV per share was $16.86, up 0.8% compared to our 2Q23 NAV of $16.73 per share • The change in NAV in 3Q23 was primarily driven by NII generated in excess of our 3Q23 dividend and net unrealized gains from our investments • We declared a $0.37 base dividend plus a $0.07 supplemental for 4Q23, equating to an annualized dividend yield of over 12.0% based on our share price as of September 30, 2023 • We paid the 3Q23 base dividend of $0.37 plus a supplemental dividend of $0.07 per share • Completed a $45 million upsize on our credit facility bringing total commitments to $790 million • 3Q23 net investment income was 135% of the $0.37 base dividend declared for 4Q23 • Net financial leverage decreased to 1.06x, comfortably within our target range • Total liquidity at 3Q23 was $392.8 million in cash and undrawn debt capacity • As of September  30, 2023, total fair value of the portfolio was $1.9 billion across 124 portfolio companies • New investment fundings during the quarter were $58.8 million with a weighted average yield of 13.4% • Total repayments and sales during the quarter were $88.3 million with a weighted average yield of 12.5% • Non-accrual investments as of 3Q23 represented 3.2% and 2.0% of the total portfolio based on amortized cost and fair value, respectively, stable with the prior period • The annualized dividend yield on our Investment Funds was 12.2% in 3Q23 Portfolio & Investment Activity Third Quarter Results Q3 2023 Quarterly Highlights Liquidity & Capital Activity 3 Note: Per share amounts within this presentation apply to common shares of the Company unless otherwise noted.

Quarterly Operating Results Detail Please refer to the Company’s Form 10-Q for more information. (1) Includes the preferred stock dividend. (2) Presented net of the preferred stock dividend for the period. (3) Includes deferred financing costs. (4) Reflects cumulative convertible preferred securities as equity, net of excess cash held at period end, which was $41.8 million on September 30, 2023. (5) Reflects cumulative convertible preferred securities as debt. These securities are considered "senior securities" for the purposes of calculating asset coverage pursuant to the Investment Company Act. (Dollar amounts in thousands, except per share data) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 SUMMARY INCOME STATEMENT Total investment income $ 59,143 $ 56,036 $ 58,375 $ 60,065 $ 60,501 Total expenses(1) (28,865) (31,411) (32,680) (33,765) (34,265) Net Investment Income(2) $ 30,278 $ 24,625 $ 25,695 $ 26,300 $ 26,236 Net realized and change in unrealized gains (losses) 6,677 (13,041) 1,417 (22,462) 2,876 Net Income (Loss)(2) $ 36,955 $ 11,584 $ 27,112 $ 3,838 $ 29,112 Weighted average shares of common stock outstanding 51,863 51,310 50,887 50,795 50,795 Net Investment Income per Share(2) $ 0.58 $ 0.48 $ 0.50 $ 0.52 $ 0.52 Net Income (Loss) per Share(2) $ 0.71 $ 0.23 $ 0.53 $ 0.08 $ 0.57 SUMMARY BALANCE SHEET Total investments, at fair value $ 1,948,957 $ 1,979,877 $ 1,973,565 $ 1,896,420 $ 1,860,475 Cash, cash equivalents and restricted cash 68,644 30,506 42,873 54,150 55,218 Other assets 36,431 31,314 38,969 32,027 41,057 Total Assets $ 2,054,032 $ 2,041,697 $ 2,055,407 $ 1,982,597 $ 1,956,750 Debt and secured borrowings(3) 1,060,615 1,077,192 1,092,707 1,037,185 1,003,296 Accrued expenses and liabilities 57,766 47,082 44,507 45,731 47,010 Preferred stock 50,000 50,000 50,000 50,000 50,000 Total Liabilities and Preferred Stock $ 1,168,381 $ 1,174,274 $ 1,187,214 $ 1,132,916 $ 1,100,306 Net Assets $ 935,651 $ 917,423 $ 918,193 $ 899,681 $ 906,444 Preferred stock (50,000) (50,000) (50,000) (50,000) (50,000) Net Assets $ 885,651 $ 867,423 $ 868,193 $ 849,681 $ 856,444 Common shares outstanding at end of period 51,617 51,060 50,795 50,795 50,795 Net Asset Value per Common Share $ 17.16 $ 16.99 $ 17.09 $ 16.73 $ 16.86 LEVERAGE Net Financial Leverage (4) 1.09x 1.16x 1.16x 1.11x 1.06x Statutory Debt to Equity (5) 1.26x 1.30x 1.32x 1.28x 1.23x 4

Please refer to the Company’s Form 10-Q for more information. No assurance is given that the Company will continue to achieve comparable results. (1) Excludes activity related to the Investment Funds. (2) Based on cost/proceeds of equity activity. (3) At quarter end. (4) As a percentage of fair value. (5) Weighted average yields exclude investments placed on non-accrual status. Weighted average yields of income producing investments include Credit Fund and Credit Fund II, as well as income producing equity investments. Origination Activity Detail (Dollar amounts in thousands and based on par) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 NEW INVESTMENT FUNDINGS BY ASSET TYPE (1) First lien debt $ 267,262 $ 126,400 $ 53,164 $ 44,511 $ 56,025 Second lien debt 285 318 325 4,825 613 Equity(2) 14,623 1,868 2,361 1,630 2,166 Total $ 282,170 $ 128,586 $ 55,850 $ 50,966 $ 58,804 Weighted Average Yield at Amortized Cost 10.0% 11.8% 12.7% 12.4% 13.4 % SALES & REPAYMENTS BY ASSET TYPE (1) First lien debt $ (180,937) $ (87,352) $ (68,505) $ (106,038) $ (57,832) Second lien debt (31,500) — (6,954) — (28,891) Equity(2) — (60) (829) (1,495) (1,543) Total $ (212,437) $ (87,412) $ (76,288) $ (107,533) $ (88,266) Weighted Average Yield at Amortized Cost 8.8% 10.1% 10.1% 11.5% 12.5 % Net Investment Activity $ 69,733 $ 41,174 $ (20,438) $ (56,567) $ (29,462) TOTAL INVESTMENT PORTFOLIO BY ASSET TYPE (3)(4) First lien debt 68.2% 68.6% 68.5% 67.1% 68.4 % Second lien debt 13.5% 13.3% 13.1% 14.0% 12.7 % Equity 4.7% 4.8% 5.2% 5.4% 5.4 % Investment funds 13.6% 13.3% 13.2% 13.5% 13.5 % Total 100.0% 100.0% 100.0% 100.0% 100.0 % Weighted Average Yield on Debt Investments at Amortized Cost(5) 10.4% 11.7% 12.0% 12.6% 12.8 % Weighted Average Yield on Debt and Income Producing Investments at Amortized Cost(5) 10.6% 11.8% 12.1% 12.6% 12.7% 5

68% 13% 5% 14% First Lien Debt Second Lien Debt Equity Investments Investment Funds 11% 9% 9% 8% 7% 6%6% 5% 39% Healthcare & Pharmaceuticals Software Business Services High Tech Industries Leisure Products & Services Aerospace & Defense Diversified Financial Services Consumer Services All Others Portfolio Highlights (1) Includes investments in Credit Fund and Credit Fund II. (2) Weighted average yields of income producing investments include Credit Fund and Credit Fund II, as well as income producing equity investments. Weighted average yields exclude investments placed on non-accrual status. (3) Represents CSL's exposure to the respective underlying portfolio companies, including CSL's proportionate share of the portfolio companies held in the Investment Funds. (4) Excludes equity positions, loans on non-accrual, unfunded commitments, and certain asset-backed, asset-based, and recurring revenue loans. (5) As a percentage of fair value. Total funded debt investments at par ($mm)(1) $1,874 Total unfunded debt investments at par ($mm) $142 Total investments at fair value ($mm) $1,860 Weighted Average Yield on Debt and Income Producing Investments at Amortized Cost(2) 12.7% Number of investments 171 Number of portfolio companies 124 Average exposure by portfolio company 0.8% 6 Key Statistics Asset Mix(5) Portfolio Industry Exposure(3)(5) Floating Rate 99% Sponsored 98% Company EBITDA(4) (Median) $80mm Floating Rate Covenanted Median EBITDA Origination LTV % $ Senior Secured Exposure(3) 94% %

36% 35% 29% Top 10 Investments Next 11-25 Remaining Investments 14% 7% 7% 7% 6% 6% 6%5% 43% Business Services Healthcare & Pharmaceuticals Diversified Financial Services Utilities: Electric Telecommunications Aerospace & Defense Leisure Products & Services Consumer Services All Others Combined Investment Funds Portfolio Overview of Investment Funds (1) Weighted average yields at cost of the debt investments include the effect of accretion of discounts and amortization of premiums and are based on interest rates as of period end. Weighted average yields exclude investments placed on non-accrual status. Actual yields earned over the life of each investment could differ materially from the yields presented above. 7 Key Statistics - Credit Fund II Diversification by Borrower Diversification by Industry CSL Investment at cost ($mm) $78 CSL ownership 84.1 % Yield of debt investments at cost (1) 12.0 % Leverage 2.0x Effective cost of debt SOFR + 2.88% Annualized dividend yield to CSL 14.2 % Key Statistics - Credit Fund CSL Investment at cost ($mm) $193 CSL ownership 50.0 % Yield of debt investments at cost (1) 11.2 % Leverage 1.4x Effective cost of debt SOFR +2.70% Annualized dividend yield to CSL 11.4 % Portfolio Fair Value Asset Yield Floating Rate First Lien % of CSL Portfolio $988 11.4% 99.5% 97.5% 13.5% • Weighted average annualized dividend yield from Investment Funds was 12.2% for the quarter

Funding and Capital Management Overview Commitment Outstanding Maturity Date Pricing(1) Credit facility $790 $366 5/25/2027(2) SOFR + 1.88% 2015-1R notes $449 $449 10/15/2031 SOFR + 2.00%(3)(4) 2019 senior notes $115 $115 12/31/2024 4.75% 2020 senior notes $75 $75 12/31/2024 4.50% Total / Weighted Average(3) $1,429 $1,005 5.5 years 6.82% Overview of Balance Sheet Financing Facilities 8 70% % of Committed Balance Sheet Leverage Utilized % of Utilized Balance Sheet Leverage Mark-To-Market % of Utilized Balance Sheet Leverage Fixed 21% (1) SOFR borrowings are subject to an additional spread adjustment. (2) On May 25, 2026, $135,000 of the $790,000 in principal will terminate.(3) Represents the weighted average interest rate for the 2015-1R Notes over the various tranches of issued notes, excluding a $25 million note that has a fixed interest rate of 4.56%. (4) Weighted average maturity and pricing amounts are calculated based on amount outstanding. 36%

Note: The net asset value per share and dividends declared per share are based on the shares outstanding at each respective quarter-end. Net investment income per share and net realized and unrealized gain (loss) per share are based on the weighted average number of shares outstanding for the period. Net investment income is also net of the preferred dividend. Totals may not sum due to rounding. Net Asset Value Per Share Bridge YTD Q3 2023Q3 2023 9 $16.73 $0.52 $(0.44) $0.05 $16.86 June 30, 2023 NAV Net Investment Income Dividend Declared Net Realized and Unrealized Gain (Loss) & Other September 30, 2023 NAV $16.99 $1.54 $(1.32) $(0.35) $16.86 December 31, 2022 NAV Net Investment Income Dividend Declared Net Realized and Unrealized Gain (Loss) & Other September 30, 2023 NAV

• As of September 30, 2023, three borrowers were on non-accrual status, representing 2.0% of total investments at fair value and 3.2% at amortized cost. Risk Rating Distribution RATING DEFINITION 1 Borrower is operating above expectations, and the trends and risk factors are generally favorable. 2 Borrower is operating generally as expected or at an acceptable level of performance. The level of risk to our initial cost basis is similar to the risk to our initial cost basis at the time of origination. This is the initial risk rating assigned to all new borrowers. 3 Borrower is operating below expectations and level of risk to our cost basis has increased since the time of origination. The borrower may be out of compliance with debt covenants. Payments are generally current although there may be higher risk of payment default. 4 Borrower is operating materially below expectations and the loan’s risk has increased materially since origination. In addition to the borrower being generally out of compliance with debt covenants, loan payments may be past due, but generally not by more than 120 days. It is anticipated that we may not recoup our initial cost basis and may realize a loss of our initial cost basis upon exit. 5 Borrower is operating substantially below expectations and the loan’s risk has increased substantially since origination. Most or all of the debt covenants are out of compliance and payments are substantially delinquent. It is anticipated that we will not recoup our initial cost basis and may realize a substantial loss of our initial cost basis upon exit. (Dollar amounts in millions) June 30, 2023 September 30, 2023  Internal Risk Rating Fair Value % of Fair Value Fair Value % of Fair Value 1 $ 28.6 1.9% $ 27.1 1.8% 2 1,248.0 81.1% 1,187.9 78.8% 3 226.9 14.7% 256.3 17.0% 4 34.7 2.3% 36.6 2.4% 5 — — % — — % Total $ 1,538.2 100.0% $ 1,507.9 100.0% 10

11 Appendix

Quarterly Balance Sheet Detail Please refer to the Company’s Form 10-Q for more information. (Dollar amounts in thousands, except per share data) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 ASSETS Investments—non-controlled/non-affiliated, at fair value $ 1,642,494 $ 1,671,488 $ 1,661,414 $ 1,588,732 $ 1,556,390 Investments—non-controlled/affiliated, at fair value 41,863 45,367 50,996 51,668 52,670 Investments—controlled/affiliated, at fair value 264,600 263,022 261,155 256,020 251,415 Total Investments, at Fair Value 1,948,957 1,979,877 1,973,565 1,896,420 1,860,475 Cash, cash equivalents and restricted cash 68,644 30,506 42,873 54,150 55,218 Receivable for investments sold 4,884 1,528 6,908 1,396 3 Interest and dividend receivable 24,328 24,023 26,174 24,703 33,539 Prepaid expenses and other assets 7,219 5,763 5,887 5,928 7,515 Total Assets $2,054,032 $2,041,697 $2,055,407 $1,982,597 $1,956,750 LIABILITIES & NET ASSETS Debt and secured borrowings, net of unamortized debt issuance costs $ 1,060,615 $ 1,077,192 $ 1,092,707 $ 1,037,185 $ 1,003,296 Payable for investments purchased 13,872 287 — — — Interest and credit facility fees payable 5,240 6,749 6,782 7,097 7,340 Dividend payable 20,625 22,446 22,321 22,320 22,321 Base management and incentive fees payable 13,748 12,681 12,729 12,804 12,636 Administrative service fees payable 1,409 1,711 1,221 1,439 2,577 Other accrued expenses and liabilities 2,872 3,208 1,454 2,071 2,136 Total Liabilities $1,118,381 $1,124,274 $1,137,214 $1,082,916 $1,050,306 Preferred Stock 50,000 50,000 50,000 50,000 50,000 Total Liabilities and Preferred Stock $1,168,381 $1,174,274 $1,187,214 $1,132,916 $1,100,306 Net Assets $885,651 $867,423 $868,193 $849,681 $856,444 Net Asset Value Per Common Share $ 17.16 $ 16.99 $ 17.09 $ 16.73 $ 16.86 12

Quarterly Income Statement Detail Note: There can be no assurance that we will continue to earn income at this rate and our income may decline. If our income declines, we may reduce the dividend we pay and the yield you earn may decline. Refer to the consolidated financial statements of the Company’s Form 10-Q for additional details. (1) Inclusive of payment-in-kind interest income. (Dollar amounts in thousands, except per share data) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 INVESTMENT INCOME Interest income(1) 48,645 47,021 49,136 50,870 51,457 Income from credit funds 7,524 8,276 8,276 8,276 8,276 Other income 2,974 739 963 919 768 Total Investment Income $ 59,143 $ 56,036 $ 58,375 $ 60,065 $ 60,501 EXPENSES Management fees $ 7,262 $ 7,378 $ 7,236 $ 7,185 $ 7,080 Incentive fees 6,451 5,277 5,472 5,593 5,530 Interest expense and credit facility fees 11,937 15,238 17,281 17,873 18,222 Other expenses 1,891 1,792 1,293 1,589 1,708 Excise tax expense 449 851 523 650 850 Net Expenses $ 27,990 $ 30,536 $ 31,805 $ 32,890 $ 33,390 Preferred stock dividend 875 875 875 875 875 Net Investment Income $ 30,278 $ 24,625 $ 25,695 $ 26,300 $ 26,236 Net realized and change in unrealized gains (losses) 6,677 (13,041) 1,417 (22,462) 2,876 Net Income (Loss) $ 36,955 $ 11,584 $ 27,112 $ 3,838 $ 29,112 Net Investment Income per Common Share $ 0.58 $ 0.48 $ 0.50 $ 0.52 $ 0.52 Net Income (Loss) per Common Share $ 0.71 $ 0.23 $ 0.53 $ 0.08 $ 0.57 13